UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

February 9, 2016
Date of Report (Date of earliest event reported)

Rovi Corporation
(Exact name of registrant as specified in its charter)

      Delaware                                     000-53413                                     26-1739297
(State or other jurisdiction of                 (Commission                               (I.R.S. employer
incorporation or organization)                         File No.)                                identification number)

2830 De La Cruz Boulevard
Santa Clara, California 95050
(Address of principal executive offices, including zip code)

(408) 562-8400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensation Arrangements of Certain Officers

As used herein, the term “Board” means (i) with respect to named executive officers other than Mr. Carson, the Compensation Committee of the Rovi Corporation (“Company”) Board of Directors, and (ii) with respect to Mr. Carson, a Section 162(m) committee of the independent members of the Company’s Board of Directors.

2016 Senior Executive Company Incentive Plan
The Board approved the 2016 Senior Executive Company Incentive Plan (the “Plan”) for the Chief Executive Officer and his executive-level direct reports. Named executive officers (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission) will participate in the Plan. A copy of the Plan is attached to this report as Exhibit 10.1.

Under the terms of the Plan, employees are provided cash incentive awards based upon the Company’s and the individual employee’s performance. Company performance is based upon the Company achieving a worldwide revenue target and a worldwide non-GAAP operating profit or contribution margin (for business units) target. Individual performance is based upon the evaluation of the individual employee’s performance and contribution for the fiscal year. Awards under the Plan will be weighted by Company and individual performance components. Awards are targeted as a percentage of a participant’s annual salary. The Board set the 2016 bonus targets and weighting for the named executive officers listed below as follows:

		Percentage of Target
Name and Title	2016 Target (% of Base Salary)	Company Performance	Individual Performance
Thomas Carson President & Chief Executive Officer	100%	100%
John Burke Executive Vice President & Chief Operating Officer	70%	75%	25%
Peter Halt Chief Financial Officer	60%	75%	25%
Pamela Sergeeff Executive Vice President & General Counsel	55%	75%	25%

2015 Bonuses
The Board awarded bonuses to the Company’s named executive officers for 2015 performance. The bonus awards were based on the achievement of pre-determined targets with respect to the Company’s 2015 financial results and such officer’s individual performance. The 2015 bonuses approved for the named executive officers are as follows:

Name and Title	2015 Bonus Paid
Thomas Carson President & Chief Executive Officer	$537,500
John Burke Executive Vice President & Chief Operating Officer	$289,275
Peter Halt Chief Financial Officer	$212,875
Pamela Sergeeff Executive Vice President & General Counsel	$174,798

2016 Base Salaries
The Board also approved base salaries for each of the Company’s named executive officers for 2016, which remained at the same level as in effect at the end of 2015, as follows:

Name and Title	2016 Base Salary
Thomas Carson President & Chief Executive Officer	$625,000
John Burke Executive Vice President & Chief Operating Officer	$475,000
Peter Halt Chief Financial Officer	$413,751
Pamela Sergeeff Executive Vice President & General Counsel	$355,100

2016 Equity Awards
The Board also approved equity awards to each of the Company’s named executive officers. The equity awards will be granted through a combination of stock options, time-based restricted stock units and performance-based restricted stock units. The total value of the awards for each officer are as follows:

Name and Title	Stock Option Value	Time-Based Restricted Stock Unit Value	Performance-Based Restricted Stock Unit Value
Thomas Carson President & Chief Executive Officer	$800,000	$1,120,000	$1,280,000
John Burke Executive Vice President & Chief Operating Officer	$200,000	$400,000	$400,000
Peter Halt Chief Financial Officer	$180,000	$360,000	$360,000
Pamela Sergeeff Executive Vice President & General Counsel	$120,000	$240,000	$240,000

The number of shares underlying the awards will be calculated using a 30-day trailing average of the closing price of the Company’s common stock as of February 29, 2016, and the terms of each type of award are as follows:
Stock Option Grants
The stock options will be granted on March 1, 2016, with an exercise price equal to the closing price of the Company’s common stock on the date of grant. The options vest and become exercisable as to one-fourth (1/4th) of the total shares on the first anniversary of the date of grant, and an additional one-forty-eighth (1/48th) of the total shares each month thereafter through the fourth anniversary of the grant date, in each case provided that the grantee remains in employment with the Company through the applicable vesting date. The term of each option is seven years from the date of grant. The stock option grants will be made from the Company’s 2008 Equity Incentive Plan.
Time-Based Restricted Stock Units
The time-based restricted stock units will be granted on March 1, 2016. These time-based restricted stock units shall be subject to a four-year vesting schedule, with one-fourth (1/4th) of the restricted stock units vesting on the first anniversary of the grant date, and an additional one-fourth (1/4th) of the restricted stock units vesting on each of the second, third and fourth anniversaries of the grant date, in each case provided that the grantee remains in employment with the Company through the applicable vesting date. The time-based restricted stock units will be granted pursuant to the Company’s 2008 Equity Incentive Plan.

Performance-Based Restricted Stock Units
The performance-based restricted stock units will be granted on March 1, 2016 (the “Performance-Based RSUs”). The Performance-Based RSUs shall be eligible to vest after the third anniversary of the grant date and the number of Performance-Based RSUs that vest at such time shall be based on the achievement of the following two factors, each weighted equally: (i) a three-year relative total shareholder return (“TSR”) metric of percentile ranking against a peer group established by the Compensation Committee (the “TSR Factor”), and (ii) three-year revenue compound annual growth rate (“CAGR”) and margin targets (the “CAGR/Margin Factor”). Depending on the level of achievement of each such factor, the minimum number of shares issuable pursuant to the Performance-Based RSUs is zero and the maximum number of shares issuable pursuant to the Performance-Based RSUs is twice the number of target shares awarded. The vesting of the Performance-Based RSUs is also conditioned upon the grantee remaining in employment with the Company through the applicable vesting date. The Performance-Based RSUs will be granted pursuant to the Company’s 2008 Equity Incentive Plan, and achievement of performance shall be in accordance with the terms and conditions of the Notice of Restricted Stock Unit Award and Restricted Stock Unit Agreement applicable thereto. The determination of the level of achievement of the TSR Factor and the CAGR/Margin Factor will be made by the Board.

Item 9.01    Financial Statements and Exhibits

       The following exhibits are furnished with this report on Form 8-K:

Exhibit Number	Description
10.1	2016 Senior Executive Company Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rovi Corporation (Registrant)

Date: February 12, 2016	By:	/s/ Pamela Sergeeff
Pamela Sergeeff
Executive Vice President & General Counsel